Exhibit 99.1

NINTH ADDENDUM TO APPENDIX A OF
FOURTH AMENDED AND RESTATED SERVICE AGREEMENT

    This Ninth Addendum to Appendix A of that certain Fourth Amended and Restated Service Agreement (the "Addendum") is entered into as of this 31st day of March, 2023, by and between Comenity Bank (“Bank”), a Delaware state bank, with its principal place of business at One Righter Parkway, Suite 100, Wilmington, Delaware 19803 and Comenity Servicing LLC (“Servicer”), a Texas limited liability company with its principal place of business at 3095 Loyalty Circle, Columbus Ohio 43219.

RECITALS

WHEREAS, Bank and Servicer entered into that certain Fourth Amended and Restated Service Agreement as of June 1, 2022 (the “Agreement”) to outsource certain services to Servicer; and

WHEREAS, Bank and Servicer desire to modify certain Performance Standards set forth in Exhibit A to the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Bank and Servicer agree as follows:

1.Performance Standards. Bank and Servicer agree to amend the Performance Standards set forth in Appendix A to the Agreement, such that certain Performance Standards are hereby amended as set forth in further detail in Exhibit A hereto.

2.Effective Date: The amendments to the Performance Standards, as set forth in Exhibit A hereto, shall be effective as of the first day of the month following the month in which this Addendum is executed.

3.Miscellaneous. Capitalized terms not otherwise defined in this Addendum shall have the meanings assigned to them in the Agreement. Other than as set forth above and in Exhibit A hereto, the parties agree that the Agreement, as amended by this Addendum, shall continue in full force and effect. The parties may execute this Addendum in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

        Ninth Addendum to Appendix A of
        Fourth Amended and Restated Service Agreement
        Comenity Servicing LLC / Comenity Bank

    IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their authorized officers effective as of the date first written above.

Comenity Bank

By: /s/ Baron Schlachter
Name: Baron Schlachter
Title: Comenity Bank President

Comenity Servicing LLC

By: /s/ Tammy McConnaughey
Name: Tammy McConnaughey
Title: EVP, Chief Credit Risk
and Operations Officer

        Ninth Addendum to Appendix A of
        Fourth Amended and Restated Service Agreement
        Comenity Servicing LLC / Comenity Bank

EXHIBIT A

1.Amendments. Set forth below are revisions to existing Performance Standards, all of which shall be incorporated into Appendix A to the Agreement.

Service	Performance Standard	Measuring Period	Amended/ Added
Customer Communications
•Produce and mail customer communications; including periodic statements and dunning letters, customer service correspondence, adverse action letters and change of terms notices.
	Monthly periodic statements must be mailed or delivered at least twenty-one (21) days (calendar days) prior to the payment due date disclosed on the billing statement.	M	Amended
End User Support •Provision of hardware, software and support to ensure continuous functioning of end user computing needs.	Work 95% of service requests within 15 business days.	M	Amended
Payment Processing
•Provide secure payment processing for ACH payment types, including, but not limited to Remittance (ARC) Electronic (WEB) and Telephone (TEL) payments.
•Include payment exception item processing and deposit of funds into Bank specified account(s).
•Report action taken on returned payments

Process 98% of all conforming payments within 24 hours of receipt; payments must be processed utilizing the date of receipt, unless the delay in crediting does not result in a finance charge or other charge.
		M	Amended

         Ninth Addendum to Appendix A of
                              Fourth Amended and Restated Service Agreement
         Comenity Servicing LLC / Comenity Bank
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